R.H. Donnelley A Leading Yellow Pages Directory Publisher David Swanson, Chairman & CEO Steven Blondy, SVP & CFO Morgan Stanley Global Media & Communications Conference September 9, 2003

Forward-Looking Statement Safe Harbor Provision Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "should," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms our debt and convertible preferred stock agreements; (3) declining usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) difficulties in our efforts to integrate the Sprint Publishing & Advertising operations into our own and our ability to achieve synergies in connection with the acquisition; (6) SBC's or DonTech's actions could adversely impact our results of operations and financial condition; (7) reliance on and extension of credit to small- and medium-sized businesses; (8) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (9) general economic conditions and consumer sentiment in our markets; and (10) fluctuations in the price and availability of paper.

RHD Profile Only U.S. publicly-traded stand-alone publisher of yellow pages directories Our business proposition is generating highly qualified leads for our advertisers Exclusive publisher of 260 Sprint-branded directories in 18 states Major markets, including Las Vegas, Orlando and Lee County, FL, with strong underlying demographics Customer base of 160,000 local and 4,000 national advertisers 50 year publishing, trademark and non-compete agreements Own rich digital content and direct advertiser relationships Exclusive sales agent for 129 directories through DonTech Perpetual partnership with SBC in Illinois and northwest Indiana Partnership in Illinois dates back to our Chicago founding in 1886 Serves 100,000 local customers

Investment Highlights Yellow pages is non-cyclical, recession resistant industry Strong product value to SME market Fully integrated directory company with a leading incumbent market position Attractive and well-diversified markets and customer base Stable growth, high margin business High conversion of profits into free cash flow Experienced management team Strong sponsorship with significant equity investment Strategic acquisition of SPA creates a fully integrated directories company

Financial Highlights* $ millions, except FCF per share Stock price performance August 30, 2002 - September 4, 2003 RHD up 62.9% Significantly outperformed S&P 500 and Russell 2000 Revenue EBITDA Free Cash Flow FCF / Share Net Debt at 6/30/03 Shares & equivalents $ 570 400 195 $4.80 $2,206.3 40.6 million 2003 * All non-GAAP financial measures are reconciled to the most comparable GAAP measure on pages 22 - 24 of this presentation.

Experienced Management Team David C. Swanson David C. Swanson Chairman & CEO 24 years (all yellow pages) 18 years at RHD Peter J. McDonald Peter J. McDonald Senior Vice President & President, Donnelley Media 29 years (all yellow pages) 9 years at RHD (previously board member) Steven M. Blondy Steven M. Blondy Senior Vice President & CFO 21 years in finance George F. Bednarz George F. Bednarz Vice President & General Manager, Publishing and IT 27 years (7 years yellow pages) 7 years at RHD Name Position Experience

Industry Overview R.H. Donnelley

Consistent and Stable Industry Growth Revenues 1990 8.9 1991 9.2 1992 9.3 1993 9.5 1994 9.8 1995 10.2 1996 10.7 1997 11.4 1998 12.1 1999 12.9 2000 13.7 2001 14.4 2002 14.7 2003 15.1 2004 15.6 2005 16.3 2006 17 Source: Veronis Suhler Stevenson Communications Industry Forecast 2002 1996-2001 CAGR: 6.1% 2001-2006 CAGR: 3.3% ($ in billions) U.S. Directories Advertising Revenue Year-over- Year Growth 7.2% 3.4% 1.1% 2.2% 3.2% 4.1% 4.9% 5.8% 6.3% 6.4% 6.6% 5.3% 1.7% 3.0% 3.5% 4.1% 4.2%

Strong Value Proposition Benefits to Advertisers (1) 24/7/365 reach Significantly higher ROI than other media 89% of yellow pages users will make a purchase Yellow page users spend 25% more (on average) than the average consumer Typical yellow pages users are educated individuals residing in households with above-average incomes Consumers turn to the yellow pages at the precise moment they are ready to buy Yellow Pages 53 Newspapers 30 Internet 29 Magazines 10 Television 9 Radio 7 Revenue per Ad dollar versus Other Media (2) Yellow Pages 0.246 Direct Mail 0.186 Newspapers 0.186 Other 0.102 Television 0.09 Media Used to Make Purchasing Decisions (3) (1) Source: YPIMA Facts and Media Guide. (2) Source: CRM Associates. (3) Source: YPIMA Industry Forecast, Jan. 2002.

Source: YPIMA, 2002 Industry Forecast January 2002. Yellow Page Publishers, 2000 Benchmarking Study. Substantial Recurring Revenue High recurring revenue Superior customer retention levels Primary or only advertising vehicle for small and medium- sized businesses 25%+ penetration of small and medium-sized businesses in most markets Loyalty-effect of seniority rules Once-a-year buy Renewed Revenue From Existing Accounts 0.8 Growth From Existing Accounts 0.12 New Business Accounts 0.08

Business Opportunities New product development - seeking ways to leverage our advertisers' content through multiple media channels Internet yellow pages www.bestredyp.com recently launched in Las Vegas search optimization Spanish language directories launched in Kissimmee, FL Expand geographic footprint of our existing directories to support growing marketplaces Create new stand-alone directories adjacent or near existing territories

Company Overview R.H. Donnelley

Overview of Donnelley Media Sixth largest directory publisher in the U.S. 260 directories with annual circulation of more than 18 million in 18 states 2003 publication sales of approximately $550 million* Attractive underlying demographics Owner / operator business model Incumbent status Strong brand name Direct relationship with 160,000 local advertisers and 4,000 national advertisers * All non-GAAP financial measures are reconciled to the most comparable GAAP measure on pages 22 - 24 of this presentation.

Overview of DonTech Perpetual partnership with SBC Exclusive sales agent for 129 SBC Smart Pages directories in Illinois and northwest Indiana Incumbent status Approximately 100,000 local customers Chicago presence since 1886 Board of Directors Marketing HR IT Billing Distribution Credit/Collections Pre Press Publishing DonTech Yellow Page Products Sales Support Systems Sales Sales Mgmt Training Recruitment Hiring Compensation Finance

Competition RHD is the leading incumbent directory in most of the markets we serve At least one competitor in approximately 90% of our major markets As the leading directory in our markets, we enjoy 82% market (usage) share Modest competition from other media For many small businesses, yellow pages is the only advertising they buy

Financial Review R.H. Donnelley

RHD Financial Model* Publication sales growth for Sprint branded directories of approximately 1% in 2003 Calendar sales and operating income from DonTech - flat to down slightly Given deferral revenue recognition and excluding purchase accounting 2003 Revenue of $570 million 2003 EBITDA of $400 million 2003 Free Cash Flow per share of $4.80 2003 Adjusted EPS of $2.25 2003 free cash flow of $195 million, permits significant delevering Under 5.4x at year end * All non-GAAP financial measures are reconciled to the most comparable GAAP measure on pages 22 - 24 of this presentation.

Compelling Public LBO Free Cash Flow Dynamics* ($ in millions, except per share data) 2003 EBITDA $400 Cash Interest (175) Cash Taxes 0 Change in Working Capital (10) Capex (20) Free Cash Flow $195 Free Cash Flow per share $4.80 Assumed EBITDA Growth: 3% - 5% Free Cash Flow / Share: Greater than 10% Longer-term Shares & equivalents 40.6 million * All non-GAAP financial measures are reconciled to the most comparable GAAP measure on pages 22 - 24 of this presentation.

Capital Structure ($ in millions) At Transaction 1/3/03 6/30/03 Cash $28.0 Bank (1) $1,410.0 Bonds 946.2 Total debt 2,356.2 2,206.3 Market value of common & common equivalents (2) 1,146.8 Total capitalization $3,503.0 $3,812.4 Total revolver availability of $100.9 million at June 30, 2003. (2) RHD equity market capitalization based on $28.96 on 1/3/03 and $40.49 on 9/4/03. Assumes conversion of preferred stock. $0.0 $1,260.1 946.2 1,606.1 (2)

Investment Highlights Yellow pages is non-cyclical, recession resistant industry Strong product value to SME market Fully integrated directory company with a leading incumbent market position Attractive and well-diversified markets and customer base Stable growth, high margin business High conversion of profits into free cash flow Experienced management team Strong sponsorship with significant equity investment Strategic acquisition of SPA creates a fully integrated directories company

Appendix

Reconciliation of non-GAAP Measures

Reconciliation of non-GAAP Measures

Reconciliation of non-GAAP Measures